Exhibit 99.2 INVESTOR PRESENTATION March 2021Exhibit 99.2 INVESTOR PRESENTATION March 2021

DISCLAIMER AND FORWARD–LOOKING STATEMENTS DISCLAIMER AND FORWARD LOOKING STATEMENTS This presentation contains proprietary and confidential information of Spire Global, Inc., and the entire content should be considered “Confidential Information.” This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Spire Global, NavSight Holdings, Inc. (“NavSight”) or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Spire Global and NavSight and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Spire Global and NavSight and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Spire Global, NavSight or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Spire Global nor NavSight has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Spire Global or the proposed business combination. Viewers of this presentation should each make their own evaluation of Spire Global and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any securities shall be offered only to accredited investors in a private placement under the Securities Act of 1933 or another available exemption, and this presentation is intended solely for the purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations of achieving and maintaining profitability, projections of total addressable markets, market opportunity and market share, expectations and timing related to product launches, potential benefits of the transaction and the potential success of Spire Global’s market and growth strategies, and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Spire Global’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spire Global and NavSight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the failure of the parties to enter into a definitive merger agreement (or the termination thereof) with respect to the proposed business combination of Spire Global and NavSight; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of NavSight or Spire Global is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Spire Global; the effects of competition from existing and future competitors on Spire Global’s future business; technical or other difficulties with our ground stations or satellites; the ability of the company to cost-effectively acquire new customers or obtain renewals; our ability to obtain, protect or enforce our intellectual property and proprietary rights; our ability to comply with the wide range of laws and regulation, and obtain the necessary licenses, to which our business is subject; our ability to maintain our indebtedness and stay in compliance with our credit agreements; and the amount of redemption requests made by NavSight’s public stockholders; the ability of NavSight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in NavSight’s final prospectus filed on September 9, 2020 under the heading “Risk Factors,” and other documents of NavSight filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NavSight nor Spire Global presently know or that NavSight and Spire Global currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NavSight’s and Spire Global’s expectations, plans or forecasts of future events and views as of the date of this presentation. NavSight and Spire Global anticipate that subsequent events and developments will cause NavSight’s and Spire Global’s assessments to change. However, while NavSight and Spire Global may elect to update these forward-looking statements at some point in the future, NavSight and Spire Global specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing NavSight’s and Spire Global’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2DISCLAIMER AND FORWARD–LOOKING STATEMENTS DISCLAIMER AND FORWARD LOOKING STATEMENTS This presentation contains proprietary and confidential information of Spire Global, Inc., and the entire content should be considered “Confidential Information.” This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Spire Global, NavSight Holdings, Inc. (“NavSight”) or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Spire Global and NavSight and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Spire Global and NavSight and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Spire Global, NavSight or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Spire Global nor NavSight has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Spire Global or the proposed business combination. Viewers of this presentation should each make their own evaluation of Spire Global and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any securities shall be offered only to accredited investors in a private placement under the Securities Act of 1933 or another available exemption, and this presentation is intended solely for the purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations of achieving and maintaining profitability, projections of total addressable markets, market opportunity and market share, expectations and timing related to product launches, potential benefits of the transaction and the potential success of Spire Global’s market and growth strategies, and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Spire Global’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spire Global and NavSight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the failure of the parties to enter into a definitive merger agreement (or the termination thereof) with respect to the proposed business combination of Spire Global and NavSight; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of NavSight or Spire Global is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Spire Global; the effects of competition from existing and future competitors on Spire Global’s future business; technical or other difficulties with our ground stations or satellites; the ability of the company to cost-effectively acquire new customers or obtain renewals; our ability to obtain, protect or enforce our intellectual property and proprietary rights; our ability to comply with the wide range of laws and regulation, and obtain the necessary licenses, to which our business is subject; our ability to maintain our indebtedness and stay in compliance with our credit agreements; and the amount of redemption requests made by NavSight’s public stockholders; the ability of NavSight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in NavSight’s final prospectus filed on September 9, 2020 under the heading “Risk Factors,” and other documents of NavSight filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NavSight nor Spire Global presently know or that NavSight and Spire Global currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NavSight’s and Spire Global’s expectations, plans or forecasts of future events and views as of the date of this presentation. NavSight and Spire Global anticipate that subsequent events and developments will cause NavSight’s and Spire Global’s assessments to change. However, while NavSight and Spire Global may elect to update these forward-looking statements at some point in the future, NavSight and Spire Global specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing NavSight’s and Spire Global’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2

DISCLAIMER AND FORWARD–LOOKING STATEMENTS (CONT’D) DISCLAIMER AND FORWARD LOOKING STATEMENTS This presentation contains projected financial information with respect to Spire Global, namely Annual Recurring Revenue Growth, Customer Net Revenue Retention, Annual Recurring Revenue, Gross Profit and Gross Profit Margin, Free Cash Flow Conversion, Addressable Market, Average Sales Price Growth, Adjusted EBITDA and others. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of NavSight nor the independent registered public accounting firm of Spire Global, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains trademarks, service marks, trade names and copyrights of Spire Global, NavSight and other companies, which are the property of their respective owners. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by NavSight with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). NavSight and Spire Global believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Spire Global’s financial condition and results of operations. NavSight and Spire Global believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Spire Global’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Spire Global’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix (page 36) for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review Spire Global’s audited financial statements, which will be included in the Proxy Statement (as defined below) relating to the proposed business combination (as described further below). ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT The proposed business combination will be submitted to stockholders of NavSight for their consideration. NavSight intends to file a proxy statement (the “Proxy Statement”) with the SEC, to be distributed to NavSight’s stockholders in connection with NavSight’s solicitation for proxies for the vote by NavSight’s shareholders in connection with the proposed business combination and other matters as described in the Proxy Statement. After the Proxy Statement has been filed and declared effective, NavSight will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. NavSight’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with NavSight’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about NavSight, Spire Global and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by NavSight, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Robert Coleman (phone: (571) 500-2236). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION NavSight, Spire Global and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from NavSight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NavSight’s stockholders in connection with the proposed business combination will be set forth in NavSight’s proxy statement when it is filed with the SEC. You can find more information about NavSight’s directors and executive officers in NavSight’s final prospectus filed with the SEC on September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in NavSight’s proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. 3DISCLAIMER AND FORWARD–LOOKING STATEMENTS (CONT’D) DISCLAIMER AND FORWARD LOOKING STATEMENTS This presentation contains projected financial information with respect to Spire Global, namely Annual Recurring Revenue Growth, Customer Net Revenue Retention, Annual Recurring Revenue, Gross Profit and Gross Profit Margin, Free Cash Flow Conversion, Addressable Market, Average Sales Price Growth, Adjusted EBITDA and others. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of NavSight nor the independent registered public accounting firm of Spire Global, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains trademarks, service marks, trade names and copyrights of Spire Global, NavSight and other companies, which are the property of their respective owners. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by NavSight with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). NavSight and Spire Global believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Spire Global’s financial condition and results of operations. NavSight and Spire Global believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Spire Global’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Spire Global’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix (page 36) for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review Spire Global’s audited financial statements, which will be included in the Proxy Statement (as defined below) relating to the proposed business combination (as described further below). ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT The proposed business combination will be submitted to stockholders of NavSight for their consideration. NavSight intends to file a proxy statement (the “Proxy Statement”) with the SEC, to be distributed to NavSight’s stockholders in connection with NavSight’s solicitation for proxies for the vote by NavSight’s shareholders in connection with the proposed business combination and other matters as described in the Proxy Statement. After the Proxy Statement has been filed and declared effective, NavSight will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. NavSight’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with NavSight’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about NavSight, Spire Global and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by NavSight, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Robert Coleman (phone: (571) 500-2236). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION NavSight, Spire Global and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from NavSight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NavSight’s stockholders in connection with the proposed business combination will be set forth in NavSight’s proxy statement when it is filed with the SEC. You can find more information about NavSight’s directors and executive officers in NavSight’s final prospectus filed with the SEC on September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in NavSight’s proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. 3 spire

PRESENTERS



Peter Platzer

Spire

Chief Executive Officer

Deutsche Bank BCG
HARVARD UNIVERSITY CERN



Tom Krywe

Spire

Chief Financial Officer

DELL EMC
jive



Bob Coleman

NavSight

Chairman and Chief Executive Officer

Six3 Systems ManTech
IDS BLACK HORSE SAIC
LOOKINGGLASS



Jack Pearlstein

NavSight

Chief Financial Officer

CISION DIGITALNET
Six3 Systems Solera
COMMERCE ONE syniverse

4

SPIRE KEY INVESTMENT HIGHLIGHTS DISCLAIMER AND FORWARD LOOKING STATEMENTS High Growth SaaS Company, Powered by Proprietary, Space-based Data and Analytics Platform Massive, Rapidly Growing Total Addressable Market Recurring Revenue Model for Predictive Analytics and Data with Exceptional SaaS KPIs Constellation Fully Deployed, Attractive Operating Profile, Clear Path to Profitability Multiple Products across a Range of Industries, Supporting Net Zero and Climate Change Adaptation Exceptional Management Team with Deep Domain Expertise and Staying Power 5SPIRE KEY INVESTMENT HIGHLIGHTS DISCLAIMER AND FORWARD LOOKING STATEMENTS High Growth SaaS Company, Powered by Proprietary, Space-based Data and Analytics Platform Massive, Rapidly Growing Total Addressable Market Recurring Revenue Model for Predictive Analytics and Data with Exceptional SaaS KPIs Constellation Fully Deployed, Attractive Operating Profile, Clear Path to Profitability Multiple Products across a Range of Industries, Supporting Net Zero and Climate Change Adaptation Exceptional Management Team with Deep Domain Expertise and Staying Power 5

TRANSACTION SUMMARY DISCLAIMER AND FORWARD LOOKING STATEMENTS § Business combination between Spire Global, Inc. (the “Company” or “Spire”) and NavSight, a NYSE listed SPAC Transaction § Transaction expected to close in Q2 2021 Structure § Post closing, the Company will maintain the Spire Global name and will be listed on the NYSE § NavSight (NYSE: NSH) has ~$230 million cash in trust Offering Size § Raised $245 million in PIPE commitments (including $10 million from NavSight’s Sponsor) (1) § Pro forma enterprise value of ~$1.2 billion Valuation § 5.4x 2023E Revenue, representing a deep discount to peers Illustrative Pro § Spire stockholders are rolling 100% of their equity in the transaction; Spire founders to receive super-voting (2) shares (10:1) Forma Capital (3) § Transaction assumes ~$408 million of cash on Spire’s balance sheet after transaction expenses Structure § Existing Spire stockholders ~67% Illustrative Pro § SPAC stockholders ~14% § PIPE investors ~15% Forma Ownership § SPAC founders ~4% (1) Excludes 8mm earnout shares issued to Spire stockholders in four equal tranches of 2mm each at share price thresholds of $13, $16, $19 and $22, and certain unvested employee stock options (2) Dual-class common stock structure to be implemented at closing 6 (3) Excludes the 11.5m warrants held by the SPAC stockholders and 6.6m warrants held by the SPAC sponsor. Assumes the repayment of outstanding debt and assumes no redemption of shares / cash in trustTRANSACTION SUMMARY DISCLAIMER AND FORWARD LOOKING STATEMENTS § Business combination between Spire Global, Inc. (the “Company” or “Spire”) and NavSight, a NYSE listed SPAC Transaction § Transaction expected to close in Q2 2021 Structure § Post closing, the Company will maintain the Spire Global name and will be listed on the NYSE § NavSight (NYSE: NSH) has ~$230 million cash in trust Offering Size § Raised $245 million in PIPE commitments (including $10 million from NavSight’s Sponsor) (1) § Pro forma enterprise value of ~$1.2 billion Valuation § 5.4x 2023E Revenue, representing a deep discount to peers Illustrative Pro § Spire stockholders are rolling 100% of their equity in the transaction; Spire founders to receive super-voting (2) shares (10:1) Forma Capital (3) § Transaction assumes ~$408 million of cash on Spire’s balance sheet after transaction expenses Structure § Existing Spire stockholders ~67% Illustrative Pro § SPAC stockholders ~14% § PIPE investors ~15% Forma Ownership § SPAC founders ~4% (1) Excludes 8mm earnout shares issued to Spire stockholders in four equal tranches of 2mm each at share price thresholds of $13, $16, $19 and $22, and certain unvested employee stock options (2) Dual-class common stock structure to be implemented at closing 6 (3) Excludes the 11.5m warrants held by the SPAC stockholders and 6.6m warrants held by the SPAC sponsor. Assumes the repayment of outstanding debt and assumes no redemption of shares / cash in trust

SPACE-BASED DATA, ANALYTICS AND INSIGHTS IS THE NEXT GREAT FRONTIER (1) $52 billion Inspire, Lead and Create the Business of Space-based Data Space-based Data and Analytics TAM (2025E) (1) $39 billion Pioneer the Space-as-a-Service Model Orbital Services TAM (2025E) (1) $180-300 billion Help Solve Some of Earth’s Greatest Challenges Long-term Market Opportunity (2) For Weather Forecasting (1) Report and analysis from consulting company (2) Assumes $0.9 - $1.5 trillion of damages caused by climate change could be avoided through perfect weather forecasting and providers of perfect weather forecasts could expect to capture 20% of the value they provide to customers 7SPACE-BASED DATA, ANALYTICS AND INSIGHTS IS THE NEXT GREAT FRONTIER (1) $52 billion Inspire, Lead and Create the Business of Space-based Data Space-based Data and Analytics TAM (2025E) (1) $39 billion Pioneer the Space-as-a-Service Model Orbital Services TAM (2025E) (1) $180-300 billion Help Solve Some of Earth’s Greatest Challenges Long-term Market Opportunity (2) For Weather Forecasting (1) Report and analysis from consulting company (2) Assumes $0.9 - $1.5 trillion of damages caused by climate change could be avoided through perfect weather forecasting and providers of perfect weather forecasts could expect to capture 20% of the value they provide to customers 7

HOW SPIRE IS DIFFERENT – MODERN SaaS PLATFORM ENABLED BY PROPRIETARY SPACE TECHNOLOGY DISCLAIMER AND FORWARD LOOKING STATEMENTS Launch Services Telecoms Earth Observation Companies Subscription- Based Revenue Software-Driven Business Model Vertically Integrated Products and Solutions Multi-Purpose NA Constellation Capacity Yes Yes Yes No Constrained? # Launches Bandwidth Tasking Note: Based on Management’s assessment of each industry as a whole. Companies shown are illustrative of each industry for investors’ reference only, and each company was not necessarily included in Management’s assessment 8HOW SPIRE IS DIFFERENT – MODERN SaaS PLATFORM ENABLED BY PROPRIETARY SPACE TECHNOLOGY DISCLAIMER AND FORWARD LOOKING STATEMENTS Launch Services Telecoms Earth Observation Companies Subscription- Based Revenue Software-Driven Business Model Vertically Integrated Products and Solutions Multi-Purpose NA Constellation Capacity Yes Yes Yes No Constrained? # Launches Bandwidth Tasking Note: Based on Management’s assessment of each industry as a whole. Companies shown are illustrative of each industry for investors’ reference only, and each company was not necessarily included in Management’s assessment 8

SPIRE AT A GLANCE DISCLAIMER AND FORWARD LOOKING STATEMENTS § Spire collects spaced-based data using a proprietary 104% 145% $1.2bn (1) constellation of multi-purpose LEMUR nanosatellites YoY ARR Growth Customer NRR ARR (2020P) (2020P) (2025E) § SpireSight software analytics delivers proprietary data, (3) 90%+ / 80%+ 100% insights and predictive analytics to customers as a 150+ Non-GAAP Gross Margin / 2020P–2025E Revenue (2) Product Customers subscription FCF Conversion (2025E) CAGR (4) (5) 141 / 100% $235k ~5 Terabytes § Vertically integrated with disruptive unit economics Nanosats Launched / Average ARR per Product Of Data Processed per Day Earth Coverage Customer (2020P) Lead Investors Strategic Investors Select Customers § Highly technical workforce of ~250 employees, including (3) ~140 engineers and scientists NASA NOAA US Air § Founded in 2012 with ~$180 million of capital invested Force to-date from high quality strategic partners and investors Note: 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the (1) Low Earth Multi-Use Receiver 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result (2) Non-GAAP metrics. FCF conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that (3) As of December 31, 2020 9 will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any (4) As of January 2021 change may be material (5) As of February 2021SPIRE AT A GLANCE DISCLAIMER AND FORWARD LOOKING STATEMENTS § Spire collects spaced-based data using a proprietary 104% 145% $1.2bn (1) constellation of multi-purpose LEMUR nanosatellites YoY ARR Growth Customer NRR ARR (2020P) (2020P) (2025E) § SpireSight software analytics delivers proprietary data, (3) 90%+ / 80%+ 100% insights and predictive analytics to customers as a 150+ Non-GAAP Gross Margin / 2020P–2025E Revenue (2) Product Customers subscription FCF Conversion (2025E) CAGR (4) (5) 141 / 100% $235k ~5 Terabytes § Vertically integrated with disruptive unit economics Nanosats Launched / Average ARR per Product Of Data Processed per Day Earth Coverage Customer (2020P) Lead Investors Strategic Investors Select Customers § Highly technical workforce of ~250 employees, including (3) ~140 engineers and scientists NASA NOAA US Air § Founded in 2012 with ~$180 million of capital invested Force to-date from high quality strategic partners and investors Note: 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the (1) Low Earth Multi-Use Receiver 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result (2) Non-GAAP metrics. FCF conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that (3) As of December 31, 2020 9 will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any (4) As of January 2021 change may be material (5) As of February 2021 spire

THE SPACE-BASED DATA, ANALYTICS AND ORBITAL SERVICES MARKETS ARE LARGE AND RAPIDLY EXPANDING

Factors Driving Market Growth and Expansion

- Significant, growing demand for space-based data, driven by rapidly growing adoption of data and analytics
- Advancements in AI/ML and Big Data analytics are increasingly essential in solving some of the world's most complex business challenges
- Rapidly expanding number of use cases and business models leveraging space-based data, insights and analytics across industries
- The opportunity for weather forecasting today is a fraction of its full potential: weather variability creates ~$3 trillion of economic loss per year, which is expected to grow 60%+ by 2050 as a result of climate change

Spire's Addressable Market and Opportunity


Spire's TAM
Long-term Opportunity
$180 - $300bn(1)
8% CAGR
$91bn
$66bn
$8
$22
$22
$39
$4
$15
$14
$33
2021E
2025E
Orbital Services
Weather
Aviation
Maritime
Weather Forecasting

Source: Report and analysis from consulting company
(1) Assumes $0.9 - $1.5 trillion of damages caused by climate change could be avoided through perfect weather forecasting and providers of perfect weather forecasts could expect to capture 20% of the value they provide to customers

10

spire

SPIRE TRANSFORMS PROPRIETARY DATA INTO VALUE-ADDED INSIGHTS AND PREDICTIVE ANALYTICS


LEMUR
Collect Once
Clean Data
Clean and structured data directly off Spire's proprietary nanosats
3rd Party Data
Smart Data
Clean data fused with 3rd party datasets and proprietary analysis to enhance value and provide insights
AI / ML / Proprietary Algorithms
SpireSight API
Apply algorithms to fused data sets to create predictive analytics and insights
Sell Many Times

Spire Collects Data from Space One Time and Can Sell it an Unlimited Number of Times

11

spire

SPIRE MONETIZES PROPRIETARY PRODUCTS ACROSS A BROAD AND GROWING RANGE OF INDUSTRIES


MARITIME

Precise space-based data, insights and predictive analytics used for highly accurate ship monitoring, ship safety and route optimization


AVIATION

Precise space-based data, insights and predictive analytics used for highly accurate aircraft monitoring, safety and route optimization


WEATHER

Precise space-based data, insights and predictive analytics used for highly accurate weather forecasting


ORBITAL SERVICES

Leverage Spire's proven, low risk development lifecycle and proprietary infrastructure to provide "Space-as-a-Service"

Current and Target Industries

- Aerospace
- Agriculture
- Automotive
- Aviation
- Construction
- Govt. (Civilian)
- Govt. (Defense)
- Academia
- Energy
- Fishing
- Financial Services
- Insurance
- Logistics
- Maritime
- Mining
- Oil & Gas
- Real Estate
- Scientific Research
- Telecom / IoT
- Transportation

12

spire

SPIRE'S PROPRIETARY TECHNOLOGY STACK IS PROVEN, AT SCALE, AND FULLY OPERATIONAL

Spire LEMUR Constellation

LEMUR

TT&C / Data Links

AES-256 ENCRYPTION

Dedicated VPN

Spire Ground Stations

Collects space-based data and transmits to a proprietary ground station network

40k+
Average Nanosat Contacts / Month[1]

Spire Data Platform

AUTOMATED DATA PROCESSING

FANS API

SECURE DATA REPOSITORY

Data moved from ground stations to proprietary data store for cleansing, standardization, fusion, and analysis — all without a human in the loop

~99.9%
System Uptime[2]

SpireSight Software Analytics

SpireSight

- Weather API
- Aviation API
- Maritime API
- Orbital Services API

Customers receive proprietary data delivered seamlessly, in real-time via SpireSight API

~1 Terabyte
Data Served to Customers / Day[3]

(1) From January 2021 to February 2021
(2) From December 2020 to February 2021
(3) As of January 2021

13

SPIRE’S FULLY INTEGRATED MODEL DRIVES MEANINGFUL COMPETITIVE ADVANTAGES § 100% in-house to improve quality and rapidly increase LEMUR Nanosatellite Design capabilities & Assembly§ Drives down unit production costs § Rapid production: capable of 1 every ~2 days § Repurpose sensors and constellation on-orbit Software-defined Satellite § 550+ unique software updates deployed to the fleet since Architecture 2016 (3) (2) ~11K ~415M § SpireSight data, algorithms and models, and a world-class Average RO Daily ADS-B workforce that possesses the scarce / esoteric skill sets to SpireSight Software Analytics Profiles Messages generate bespoke predictive analytics and solutions for customers (2) § Ability to process multi-sensor data sets on-orbit ~245M 24/7 On-Orbit Edge Processing§ Reduces bandwidth requirements, improves delivery speeds, Daily AIS Operations and increases flexibility and autonomy Messages Support § Enhances system resiliency and security Proprietary Ground Station § Accelerates collection-to-delivery, provides operational Network flexibility and foundation for Space-as-a-Service § Maintain ~20 domestic, regional, and international licenses Global Licenses for space and ground-stations that are difficult to replicate and widen the competitive moat Source: Management as of February 2021 (1) Space heritage is calculated as the sum of the years of service of all satellites launched 14 (2) As of January 2021 (3) January 16. 2021 to February 16, 2021SPIRE’S FULLY INTEGRATED MODEL DRIVES MEANINGFUL COMPETITIVE ADVANTAGES § 100% in-house to improve quality and rapidly increase LEMUR Nanosatellite Design capabilities & Assembly§ Drives down unit production costs § Rapid production: capable of 1 every ~2 days § Repurpose sensors and constellation on-orbit Software-defined Satellite § 550+ unique software updates deployed to the fleet since Architecture 2016 (3) (2) ~11K ~415M § SpireSight data, algorithms and models, and a world-class Average RO Daily ADS-B workforce that possesses the scarce / esoteric skill sets to SpireSight Software Analytics Profiles Messages generate bespoke predictive analytics and solutions for customers (2) § Ability to process multi-sensor data sets on-orbit ~245M 24/7 On-Orbit Edge Processing§ Reduces bandwidth requirements, improves delivery speeds, Daily AIS Operations and increases flexibility and autonomy Messages Support § Enhances system resiliency and security Proprietary Ground Station § Accelerates collection-to-delivery, provides operational Network flexibility and foundation for Space-as-a-Service § Maintain ~20 domestic, regional, and international licenses Global Licenses for space and ground-stations that are difficult to replicate and widen the competitive moat Source: Management as of February 2021 (1) Space heritage is calculated as the sum of the years of service of all satellites launched 14 (2) As of January 2021 (3) January 16. 2021 to February 16, 2021

SPIRE IS WELL POSITIONED IN THE MARKET Maritime Aviation Weather Orbital Services Proprietary Constellation Predictive Analytics Proprietary Ground Station Network In-house Satellite Design Satellite Design-to-Launch 3 – 6 months >12 months >12 months >12 months >12 months >12 months >12 months >12 months Multi-product Offering Source: Management’s competitive assessment of each company 15SPIRE IS WELL POSITIONED IN THE MARKET Maritime Aviation Weather Orbital Services Proprietary Constellation Predictive Analytics Proprietary Ground Station Network In-house Satellite Design Satellite Design-to-Launch 3 – 6 months >12 months >12 months >12 months >12 months >12 months >12 months >12 months Multi-product Offering Source: Management’s competitive assessment of each company 15 spire

SPIRE'S MULTI-PRODUCT OFFERING POSITIONS IT TO CROSS-SELL TO CUSTOMERS

Use Case Examples

Satellite AIS Data

- Tracking vessels around the globe
- Optimizing fuel efficiencies
- Monitoring illegal activities and compliances
- Analyzing commodity trading

Satellite ADS-B

- Regulatory compliance
- Flight tracking
- Estimated time of arrival and on-time performance
- Overflight fee
- Search and rescue
- Smart premium
- Corporate intelligence

RO Weather Data

- Protect physical assets like power lines from storm damage
- Maximize crop yields with optimal farm operations based on weather
- Minimize losses and enhance customer experience in insurance with advanced warning systems of inclement weather

Characteristics

Global coverage, in remote areas where terrestrial AIS and ADS-B are out of reach

Fast, real time data with low latency

Easy integration into customers' existing models and data systems

High resolution and large volume of global data

We believe we are the only player collecting all three datasets globally and simultaneously to combine them into its products

16

spire

SPIRE ORBITAL SERVICES IS PIONEERING THE "SPACE-AS-A-SERVICE" MODEL

Spire is Disrupting the Satellite Value Chain with a Differentiated Customer Value Proposition

	Legacy Satellite Development	spire
Development Cycle	3 - 5 Years	6 - 12 Months
Resilience	Low	High
Use of Modern Tech.	Low	High
Mission Flexibility	Low	High
Cost	~$10M+	Starting at ~$30K Per Month

- Space-as-a-Service offering provides fast, scalable and reliable access to space at a fraction of the cost and time
- Converting high upfront customer capex into lower opex
- Leveraging Spire's space heritage, vertically integrated capabilities and global space infrastructure to revolutionize how customers access space
- Spire's consistent launch schedule and in-house nanosat design and assembly allows customer sensors to go from design to launch-ready in 3 to 6 months

Recent Customer Wins

Jacobs

Australian Office of National Intelligence

Orbitare

Source: Based on Management's assessment of legacy satellite development, with development cycle and cost based on publicly available information regarding CYGNSS (Cyclone Global Navigation Satellite System)

17

spire

RECENT WINS DEMONSTRATE DIFFERENTIATED VALUE PROPOSITION

	Customers	Customer Requirements	Spire Solution
MARITIME	VesselBot	• Improve Time Charter Equivalent and reduce emissions according to IMO rules	Vesselbot improved their Voyage Optimization system by including Spire Maritime products, achieving **10-15% increase in TCE** and **30% reduction in GHG emissions**
	ZN	• Manage real-time ship and cargo capacity	
AVIATION	SATAVIA	• Manage risks and logistics of re-opening air travel during COVID-19	Delivers comprehensive air traffic data that SATAVIA utilizes to enable **live monitoring and live updates** on virus importation risk
	AERION SUPERSONIC	• Reduce GHG emissions and enable boomless supersonic flight	
WEATHER	OLDENDORFF	• Manage external factors that increase fuel consumption, CO_2 emissions and complicate time estimates	Olendendorff utilized AIS tracking and weather data to **locate vessels** and better **manage external risk factors** resulting in an **2.5% increase in accuracy of their fuel** consumption model
	NASA	• Precise atmospheric and ionospheric data for weather and climate research	
ORBITAL SERVICES	Australian Government Office of National Intelligence	• Custom, encrypted RF data for Five Eyes	Five Eyes National Intelligence Office **received** access to encrypted RF sensing **capabilities on orbit within 10 months of signing** a contract
	Orbitare	• Launch of IoT offering for European customers within 3 months	

18

SPIRE'S RAPID GROWTH RATE IS DRIVEN BY CONSIDERABLE UPSELL

Blue Chip Customer Base

Aerion Supersonic, Air Support, Australian Office of National Intelligence, Chevron, CLS, esa, EMSA, flightradar24, Jacobs, Lloyd's List, myairops, NASA, NOAA, Oldendorff, Orbitare, Space Dynamics Laboratory, PredictWind.com, SATAVIA, stratumfive, US Coast Guard, US Air Force, ZN

150+ / ~30[(1)]
Product Customers / Countries

Best-in-Class SaaS Metrics

104%
ARR Growth (2020P)

145%+
Customer Net Retention Rate (2020P)

<7 Months
Time to Payback Customer Acquisition Cost (2020P)

Average ARR per Product Customer Growth

($ in thousands)



11% CAGR
$208
$235
$258
2019A
2020P
2021E

Avg. ACV Bookings / Salesperson

($ in millions)



16% CAGR
$2.0
$2.4
$2.8
2019A
2020P
2021E

Note: 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material

(1) As of February 2021

19

SPIRE HAS A MULTI-PRONGED GROWTH STRATEGY

Accelerate Market Capture with Investment in Sales, Marketing and Product Development

- *Hire Additional Sales Personnel, Increase External Marketing and Drive Product Development for Further Upsell*

Expand Into New Geographies and Verticals

- *Establish Presence in Latin America and Middle East; Increase Presence in Existing Geographies*

Expand Proprietary Data Sets and SpireSight Analytics Engine

- *Soil Moisture, Ionosphere, RF Monitoring, Spectrum Monitoring, EO/SAR Data Fusion, AI/ML for Weather*

Extend Capabilities through M&A

- *Acquire 3rd Party Data Providers, Cutting Edge Software Capabilities*

20

EXPANDING SPIRE’S PROPRIETARY DATA SETS WILL HELP DRIVE BETTER INSIGHTS, COMPETITIVE ADVANTAGE AND ADDITIONAL REVENUE OPPORTUNITIES Current Future Automation Identification System (AIS) RF Signal Soil Moisture Ionosphere Microwave EO / SAR Spectrum Geolocation Sounding Data Fusion Monitoring Significantly Expands US Government, DoD and RO Intel Community Footprint ADS-B 21EXPANDING SPIRE’S PROPRIETARY DATA SETS WILL HELP DRIVE BETTER INSIGHTS, COMPETITIVE ADVANTAGE AND ADDITIONAL REVENUE OPPORTUNITIES Current Future Automation Identification System (AIS) RF Signal Soil Moisture Ionosphere Microwave EO / SAR Spectrum Geolocation Sounding Data Fusion Monitoring Significantly Expands US Government, DoD and RO Intel Community Footprint ADS-B 21

spire

EXCEPTIONAL MANAGEMENT TEAM WITH DEEP DOMAIN EXPERTISE



Peter Platzer
CEO
HARVARD BCG Deutsche Bank CERN



Tom Krywe
CFO
DELLEMC jive



Theresa Condor
EVP/GM, Orbital Services and EI
Cornell University brac Columbia University



Jeron Cappaert
CTO
KU LEUVEN NASA



John Lusk
VP, Data Business
Wharton Microsoft



Joel Spark
VP, Space
AIRBUS



Keith Johnson
VP, Federal
SAP Akamai ORACLE



Johnny Truong
VP, Engineering
Medallia University of Waterloo NVIDIA



Ananda Martin
GC
amazon PAUL HASTINGS

>20 years
Average experience

>5 years
Average with Spire

22

FINANCIAL OVERVIEWFINANCIAL OVERVIEW

SPIRE KEY FINANCIAL HIGHLIGHTS Recurring Revenue Model with Exceptional SaaS KPIs Land and Expand Strategy Drives Revenue Visibility and NRR (~145% in 2020P) Strong Growth in ARR Drives Top Line Momentum (1) Highly Scalable Model with 90%+ Gross Margins and 80%+ FCF Conversion by 2025E Clear Path to Profitability; Transaction Expected to Fully Fund the Growth Plan Note: This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP 24 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material (1) FCF is a non-GAAP measure defined as Adj. EBITDA - Capex. FCF conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDASPIRE KEY FINANCIAL HIGHLIGHTS Recurring Revenue Model with Exceptional SaaS KPIs Land and Expand Strategy Drives Revenue Visibility and NRR (~145% in 2020P) Strong Growth in ARR Drives Top Line Momentum (1) Highly Scalable Model with 90%+ Gross Margins and 80%+ FCF Conversion by 2025E Clear Path to Profitability; Transaction Expected to Fully Fund the Growth Plan Note: This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP 24 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material (1) FCF is a non-GAAP measure defined as Adj. EBITDA - Capex. FCF conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA spire

RECURRING REVENUE MODEL WITH EXCEPTIONAL SaaS KPIs

2020P Metrics	145% NRR	97% GRR	6.6 month CAC Payback	16.4x CLTV / CAC	89% ARR to ACV Bookings	$235K ARR / Customer	21 month Avg. Contract Length[1]

Annual Recurring Revenue


($ in millions)
$8
$18
$36
$70
$145
$305
$615
$1,189
2018A
2019A
2020P
2021E
2022E
2023E
2024E
2025E

Non-GAAP Gross Profit and Gross Margin %


($ in millions)
($9)
$4
$18
$35
$84
$186
$422
$830
20%
63%
66%
74%
82%
88%
91%
2018A
2019A
2020P
2021E
2022E
2023E
2024E
2025E

Free Cash Flow and FCF Conversion %[2]


($ in millions)
($35)
($24)
($29)
($34)
($14)
$41
$166
$357
62%
84%
84%
2018A
2019A
2020P
2021E
2022E
2023E
2024E
2025E

Note: This slide contains non-GAAP financial measures and key metrics relating to Spire's past and expected future performance. For historical periods, you can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP
2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material

(1) Average contract length is calculated by taking new customer total contract value bookings divided into contract length (dollar weighted)
(2) FCF is a non-GAAP measure defined as Adj. EBITDA - Capex. FCF conversion defined as (Adj. EBITDA - Capex) / Adj. EBITDA

25

spire

SPIRE'S ARR GROWTH COMPARES FAVORABLY WITH BEST-IN-CLASS SaaS COMPANIES

Annual Recurring Revenue Evolution

($ in millions)



$0
$1
$1
$2
$3
$4
$5
$8
$12
$13
$14
$18
$21
$27
$30
$36
$70
Q1 Q2 Q3 Q4
2017
Q1 Q2 Q3 Q4
2018
Q1 Q2 Q3 Q4
2019
Q1P Q2P Q3P Q4P
2020
2021E

Years from $1 million to $100 million ARR[1]

($ in millions)



slack
twilio
now
shopify
coupa
Cornerstone
BLACKLINE
$100
$80
$60
$40
$20
$0
spire
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Years

Source: BVP Nasdaq Emerging Cloud Index; https://www.bvp.com/bvp-nasdaq-emerging-cloud-index as of February 2021
Note: All Spire financials actual through 2019, preliminary for 2020, and management estimates for 2021. Year 5 Spire ARR data based on management estimates
(1) Uses quarterly revenue times four as a proxy for ARR and assumes it takes 24 months from founding to $1 million ARR where data is unavailable

26

SPIRE’S BUSINESS MODEL IS CAPITAL EFFICIENT WITH SIGNIFICANT OPERATING LEVERAGE (1) (2) Spire Core Business Capital Efficiency Spire’s Incremental Gross Margin ($ in millions) 180% 94% 94% 159% $892 90% 151% 160% 82% 140% 69% 120% 100% $451 80% 60% $223 34% 40% $102 20% $54 3% 3% $13 5% $7 $24 10% 12% 0% 2018A 2019A 2020P 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E (1) ARR Capex % of ARR Limited Additional Capex Requirements Attractive Operating Leverage Profile Global space infrastructure in place Driven by Spire’s collect once, sell many times model Note: This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. For historicals, you can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the 27 completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material (1) Excludes Orbital Services (2) YoY change in gross profit / YoY change in revenue for incremental gross profitSPIRE’S BUSINESS MODEL IS CAPITAL EFFICIENT WITH SIGNIFICANT OPERATING LEVERAGE (1) (2) Spire Core Business Capital Efficiency Spire’s Incremental Gross Margin ($ in millions) 180% 94% 94% 159% $892 90% 151% 160% 82% 140% 69% 120% 100% $451 80% 60% $223 34% 40% $102 20% $54 3% 3% $13 5% $7 $24 10% 12% 0% 2018A 2019A 2020P 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E (1) ARR Capex % of ARR Limited Additional Capex Requirements Attractive Operating Leverage Profile Global space infrastructure in place Driven by Spire’s collect once, sell many times model Note: This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. For historicals, you can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the 27 completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material (1) Excludes Orbital Services (2) YoY change in gross profit / YoY change in revenue for incremental gross profit

SPIRE NON-GAAP FINANCIAL SUMMARY

($ in millions)

FY 12/31	2018A	2019A	2020P	2021E	2022E	2023E	2024E	2025E
ASP for ARR (in thousands)	**$262**	**$208**	**$235**	**$258**	**$310**	**$332**	**$370**	**$396**
Total GAAP Revenue	**$6**	**$18**	**$28**	**$54**	**$114**	**$227**	**$478**	**$913**
% growth		*203%*	*54%*	*89%*	*112%*	*99%*	*111%*	*91%*
Gross Profit	**($9)**	**$4**	**$18**	**$35**	**$84**	**$186**	**$422**	**$830**
% margin	*NM*	*20%*	*63%*	*66%*	*74%*	*82%*	*88%*	*91%*
(-) Research & Development	($12)	($17)	($20)	($28)	($40)	($55)	($96)	($146)
(-) Sales & Marketing	(4)	(5)	(10)	(19)	(32)	(58)	(105)	(201)
(-) General and Administrative	(9)	(10)	(12)	(14)	(18)	(23)	(45)	(91)
Operating Profit	**($35)**	**($28)**	**($24)**	**($26)**	**($5)**	**$51**	**$175**	**$392**
% margin						*22%*	*37%*	*43%*
(+) D&A	11	13	5	8	11	16	22	33
Adj. EBITDA	**($23)**	**($15)**	**($18)**	**($18)**	**$6**	**$66**	**$198**	**$425**
% margin					*5%*	*29%*	*41%*	*47%*
(-) Capex	(12)	(9)	(10)	(16)	(20)	(25)	(31)	(68)
Free Cash Flow (FCF)	**($35)**	**($24)**	**($29)**	**($34)**	**($14)**	**$41**	**$166**	**$357**
% FCF conversion						*62%*	*84%*	*84%*

Source: 2021 - 2025 Spire financials based on management projections

Note: This slide contains non-GAAP financial measures and key metrics relating to Spire's past and expected future performance. For historical periods, you can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP
2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material
FCF conversion defined as (Adj. EBITDA - Capex) / Adj. EBITDA

28

TRANSACTION & VALUATION OVERVIEW TRANSACTION & VALUATION OVERVIEW

TRANSACTION OVERVIEW DISCLAIMER AND FORWARD LOOKING STATEMENTS Transaction Structure Illustrative Pro Forma Capitalization § NavSight Holdings (NYSE: NSH) is a publicly listed special purpose acquisition Amount company with $230 million cash held in trust PF Shares Outstanding 163.7 Share Price $10 § Raised $245 million in PIPE commitments (including $10 million from PF Equity Value $1,637 NavSight) (–) Assumed PF Net Cash (408) § Pro forma enterprise value of ~$1.2 billion PF Enterprise Value To Market $1,230 § Clear path to profitability and the transaction is expected to fully fund the Company’s growth plan Illustrative Sources and Uses Illustrative Pro Forma Ownership at Close Sources Amount Seller Rollover $1,105 Cash in SPAC Trust 230 15% Cash from Spire Balance Sheet 51 Seller rollover 4% PIPE Equity 245 SPAC shares Total Sources $1,631 14% Founder shares 67% PIPE equity Uses Amount Existing Spire Shareholders $1,105 (1) Debt Repayment 88 Cash to Spire Balance Sheet 408 Estimated Fees and Expenses 31 Note: Excludes 8mm earnout shares issued to Spire stockholders in four equal tranches of 2mm each at share price thresholds of $13, $16, $19 and $22, and approximately 13mm unvested employee stock options (on a post-transaction basis) to be Total uses $1,631 assumed under the Incentive Plan. Also excludes the 11.5m warrants held by the SPAC stockholders and 6.6m warrants held by the SPAC sponsor Note: Assumes no redemption of shares / cash in trust (1) Assumes the repayment of outstanding debt. Spire is in negotiations for a new credit facility pursuant to which the debt holder would have the option to convert their loan into $88m of shares in the Company at a conversion price of $10 per share 30TRANSACTION OVERVIEW DISCLAIMER AND FORWARD LOOKING STATEMENTS Transaction Structure Illustrative Pro Forma Capitalization § NavSight Holdings (NYSE: NSH) is a publicly listed special purpose acquisition Amount company with $230 million cash held in trust PF Shares Outstanding 163.7 Share Price $10 § Raised $245 million in PIPE commitments (including $10 million from PF Equity Value $1,637 NavSight) (–) Assumed PF Net Cash (408) § Pro forma enterprise value of ~$1.2 billion PF Enterprise Value To Market $1,230 § Clear path to profitability and the transaction is expected to fully fund the Company’s growth plan Illustrative Sources and Uses Illustrative Pro Forma Ownership at Close Sources Amount Seller Rollover $1,105 Cash in SPAC Trust 230 15% Cash from Spire Balance Sheet 51 Seller rollover 4% PIPE Equity 245 SPAC shares Total Sources $1,631 14% Founder shares 67% PIPE equity Uses Amount Existing Spire Shareholders $1,105 (1) Debt Repayment 88 Cash to Spire Balance Sheet 408 Estimated Fees and Expenses 31 Note: Excludes 8mm earnout shares issued to Spire stockholders in four equal tranches of 2mm each at share price thresholds of $13, $16, $19 and $22, and approximately 13mm unvested employee stock options (on a post-transaction basis) to be Total uses $1,631 assumed under the Incentive Plan. Also excludes the 11.5m warrants held by the SPAC stockholders and 6.6m warrants held by the SPAC sponsor Note: Assumes no redemption of shares / cash in trust (1) Assumes the repayment of outstanding debt. Spire is in negotiations for a new credit facility pursuant to which the debt holder would have the option to convert their loan into $88m of shares in the Company at a conversion price of $10 per share 30

DEFINING THE PEER GROUP FOR SPIRE § Leading vertical focused SaaS players § Solutions created for specific industries, or unique data sets Vertical SaaS for many industries § Clear path to profitability and strong operating leverage § Key beneficiaries of digital transformation with large market High Growth Data opportunity in big data, analytics and solutions and Predictive Analytics § Significant revenue scale and strong growth § First movers in new categories Emerging Space Technologies § Accessing the new space economy with different models 31DEFINING THE PEER GROUP FOR SPIRE § Leading vertical focused SaaS players § Solutions created for specific industries, or unique data sets Vertical SaaS for many industries § Clear path to profitability and strong operating leverage § Key beneficiaries of digital transformation with large market High Growth Data opportunity in big data, analytics and solutions and Predictive Analytics § Significant revenue scale and strong growth § First movers in new categories Emerging Space Technologies § Accessing the new space economy with different models 31 spire

OPERATIONAL BENCHMARKING – VERTICAL SaaS AND HIGH GROWTH DATA / ANALYTICS


Revenue Growth
(CY'21E - CY'22E)
Gross Margin
(CY'21E)
Vertical SaaS
High Growth Data and Predictive Analytics
'21E -'22E
112%
'20P -'25E
100%
Peer average: 22%
Peer median: 18%
Peer average: 30%
Peer median: 27%
37%
20%
18%
18%
17%
65%
33%
27%
27%
27%
24%
21%
21%
Peer average: 61%
Peer median: 61%
Peer average: 77%
Peer median: 77%
'21E
66%
'25E
91%
53%
61%
74%
62%
58%
67%
78%
72%
79%
80%
76%
75%
92%
spire
shopify
ncino
veeva
appfolio
Duck Creek Technologies
snowflake
DATADOG
mongoDB
splunk
Palantir
elastic
sumo
alteryx

Source: Company filings and FactSet as of 2/12/21.

Note: This slide contains non-GAAP financial measures and key metrics relating to Spire's past and expected future performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP
2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material

32

OPERATIONAL BENCHMARKING – EMERGING SPACE TECHNOLOGIES DISCLAIMER AND FORWARD LOOKING STATEMENTS 2019A 2020P 2021E ($ in millions) $54 $28 $20 $19 $18 Revenue $4 $4 $2 NM NM NM NM NM NM $1 Gross profit margin % 20% 47% NM NA NA 63% NM NM NA NA 66% NM 8% NM NA $35 Non-GAAP Gross Profit $18 $4 $2 $2 NA NM NA NA NM NM NM NM NA NM NA NM NM NM NA Source: Spire financials based on management projections. This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from 33 the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material Virgin Galactic financials based on historical filings and FactSet consensus estimates as of 2/3/21. Momentus, Astra and AST financials based on management projections included in publicly filed investor presentations at announcement of respective SPAC transactions. Note: NM denotes “not meaningful” due to no available data or negative values. NA denotes “not available” due to lack of disclosed or projected financialsOPERATIONAL BENCHMARKING – EMERGING SPACE TECHNOLOGIES DISCLAIMER AND FORWARD LOOKING STATEMENTS 2019A 2020P 2021E ($ in millions) $54 $28 $20 $19 $18 Revenue $4 $4 $2 NM NM NM NM NM NM $1 Gross profit margin % 20% 47% NM NA NA 63% NM NM NA NA 66% NM 8% NM NA $35 Non-GAAP Gross Profit $18 $4 $2 $2 NA NM NA NA NM NM NM NM NA NM NA NM NM NM NA Source: Spire financials based on management projections. This slide contains non-GAAP financial measures and key metrics relating to Spire’s past and expected future performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed in this presentation should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from 33 the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material Virgin Galactic financials based on historical filings and FactSet consensus estimates as of 2/3/21. Momentus, Astra and AST financials based on management projections included in publicly filed investor presentations at announcement of respective SPAC transactions. Note: NM denotes “not meaningful” due to no available data or negative values. NA denotes “not available” due to lack of disclosed or projected financials spire

PEER GROUP VALUATION BENCHMARKING


Vertical SaaS
High Growth Data and Predictive Analytics
Emerging Space
EV / Revenue
(CY'22E)
Peer average: 23.9x
Peer median: 24.3x
Peer average: 25.2x
Peer median: 24.4x
Peer average: 60.1x
Peer median: 68.8x
10.8x
31.9x
25.3x
24.3x
23.5x
14.8x
50.9x
35.8x
30.6x
30.3x
18.4x
15.0x
11.9x
8.8x
88.7x
68.8x
22.8x
NM
EV / Revenue
(CY'23E)
Peer average: 17.7x
Peer median: 19.9x
Peer average: 18.8x
Peer median: 17.4x
Peer average: 20.9x
Peer median: 17.9x
5.4x
19.9x
NA
20.9x
NA
12.3x
29.5x
35.1x
24.4x
20.3x
14.5x
11.7x
9.1x
6.2x
42.0x
18.0x
5.8x
17.8x
spire
ncino
snowflake
DATADOG
elastic
alteryx
MOMENTUS (1)
shopify
veeva
appfolio
Palantir
mongoDB
splunk
(1)
AST (1)

Source: Company filings and FactSet as of 2/12/21
Note: NA denotes "not available" due to no available data
(1) EV based on current SPAC share price applied to PF capital structure.

34

spire

TRANSACTION PRICED AT A DEEP DISCOUNT TO PEER MULTIPLES

Transaction Value | **Peer Valuation**


($ in millions)
$4,313
$3,405
$2,963
$2,507
$1,230
~125% Upside to mid-point
~215% Upside to mid-point
Pro Forma Enterprise Value
2022E Revenue at 22x – 26x Multiple
2023E Revenue at 15x – 19x Multiple

Summary of Approach

- Applies a range of multiples to Spire's 2022E and 2023E management forecasted revenue to arrive at an implied enterprise value
- The applied range of multiples is centered around the EV / sales multiples of Vertical SaaS and High Growth Data and Predictive Analytics peers, with sensitivity built on both high and low ends
- 2022E / 2023E projected financials-based valuation is the appropriate approach given Spire's track record of recurring revenue growth and ramp to at-scale gross margins of 90%+ by FY2025E

35

APPENDIXAPPENDIX

spire

GLOSSARY / DEFINITIONS

ACV	Annual Contract Value: Amount of estimated revenue to be delivered in the first 12 months of customer contract
Average Contract Length	New customer total contract value bookings / contract length (dollar weighted)
ADS-B	Automatic Dependent Surveillance-Broadcast
AI	Artificial Intelligence
AIS	Automation Identification System
API	Application Programming Interface
ARR	Annual Recurring Revenue: Customer requires the products/services to support their on-going business; excludes all one-time business
ASP	Average Sales Price
CAC	Customer Acquisition Cost: Associated sales and marketing costs spent on acquiring new customers / the number of new customers acquired
CAC Payback	Time (in months) to payback customer acquisition costs; CAC / (Avg. ACV per account * non-GAAP gross margin)
CLTV	Customer Lifetime Value: (ARR * non-GAAP gross margins) * estimated customer life (1 - GRR of 90%)
EO	Electro Optical
FCF	Free Cash Flow = Adj. EBITDA - Capex

FCF Conversion	FCF / Adj. EBITDA
GHG	Greenhouse Gases
GRR	Gross Retention Rate: ARR that was renewed (net of churn) divided into ARR up for renewal
IMO	International Maritime Organization
ML	Machine Learning
NRR	Net Retention Rate: ARR that was renewed (net of churn) plus upsell divided into ARR up for renewal
RF	Radio Frequency
RO	Radio Occultation
SAR	Synthetic Aperture Radar
TCE	Time Charter Equivalent
TT&C	Telemetry, Tracking & Command
VPN	Virtual Private Network

37

RECONCILIATION OF NON-GAAP FINANCIALS

Gross Profit Reconciliation

FY 12/31	2018A	2019A	2020P
Revenue	**$6**	**$18**	**$28**
(-) COGS	(15)	(15)	(11)
Gross Profit (GAAP)	**($9)**	**$4**	**$18**
(+) Stock Compensation	0	0	0
Gross Profit (Non-GAAP)	**($9)**	**$4**	**$18**

Operating Profit Reconciliation

FY 12/31	2018A	2019A	2020P
Gross Profit (GAAP)	**($9)**	**$4**	**$18**
(-) Research and Development	(13)	(17)	(21)
(-) Sales and Marketing	(4)	(5)	(10)
(-) General and Administrative	(10)	(10)	(13)
Operating Profit (GAAP)	**($36)**	**($29)**	**($26)**
(+) Stock Compensation	2	2	2
Operating Profit (Non-GAAP)	**($35)**	**($28)**	**($24)**

EBITDA Reconciliation

FY 12/31	2018A	2019A	2020P
Net Income (Loss) from Continuing Operations	**($37)**	**($32)**	**($32)**
(+) Depreciation & Amortization	11	13	5
(+) Net Interest and Other Income	1	3	6
(+) Taxes	0	0	-
EBITDA	**($25)**	**($17)**	**($21)**
(+) Stock Compensation	2	2	2
Adj. EBITDA	**($23)**	**($15)**	**($18)**
(-) CapEx	(12)	(9)	(10)
Free Cash Flow	**($35)**	**($24)**	**($29)**

Note: 2020P financials are unaudited. Our audited financial statements for our year ended December 31, 2020 are not yet available. Accordingly, the 2020 financial results are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material

38

SPIRE'S PROPRIETARY LEMUR ("LOW EARTH MULTI-USE-RECEIVER") NANOSATELLITE

Standard, Mature Nanosatellite Bus Used to Host Multiple Sensors

- LEMUR is a standard, mature nanosatellite bus, which is used to host all of Spire's data products
- **Multiple sensors are hosted on each LEMUR nanosatellite**, reducing the production cost for each data type and allowing optimization of data production across the entire fleet
- Spire owns the IP for its nanosatellite, allowing **continuous improvements to the capability** of both the bus as well as the hosted sensors
- All LEMURs are **manufactured in-house by Spire** in our end-to-end manufacturing facility, increases nanosatellite build quality and speed while lowering cost
- **Full license to operate on a commercial basis** in multiple jurisdictions

Illustrative Size Comparison of a LEMUR



141 Nanosatellites Launched	25+ Spacecraft Iterations	300 Flight-Years Heritage

39

spire

SPIRE MARITIME

Superior Global Vessel Tracking Capabilities

Predict AI-Routing
With ETA allows for more precise route calculations, optimal port management and refined forecasting

Vessels API
Combines the AIS messages into one API and integrates positional data with static information into one report



Historical positions API
Access to an archive of past positions for thousands of vessels

Enhanced Vessel Data
35 specialized fields of vessel information

Messages API
Entire cleansed AIS data feed

- Global maritime coverage
- Unique coverage in high traffic areas
- Accurate - Easy-to-use flexible APIs
- All-in-one solution for maritime data analytics
- Continuously growing infrastructure

40

SPIRE AVIATION Terrestrial Only Coverage Global Coverage with Satellite ADS-B Global Coverage Multiple APIs Allow Quick Easy Integration with 100M+ ADS-B Position (1) including Remote Areas and Easy Data Queries Weather Data Updates Delivered Daily (1) As of February 2021 41SPIRE AVIATION Terrestrial Only Coverage Global Coverage with Satellite ADS-B Global Coverage Multiple APIs Allow Quick Easy Integration with 100M+ ADS-B Position (1) including Remote Areas and Easy Data Queries Weather Data Updates Delivered Daily (1) As of February 2021 41

spire

SPIRE WEATHER

Enhancing Weather Forecasts with Spire's Unique Technology

- Spire Weather uses our growing constellation of LEMUR Satellites to create a unique global-observation network
- By continuously collecting and processing GPS and GNSS signals as they pass through the earth's atmosphere, our satellites can measure temperature, pressure and humidity over 7000 times per day on average worldwide

Radio Occultation

As these signals pass through the atmosphere, they are refracted



GPS/GNSS Satellites

Spire satellites collect radio signals sent by GPS/GNSS satellites on the other side of the planet

Spire Satellites

By analyzing the refraction, Spire is able to understand the atmosphere from the ground up to 120 km

Unbiased Measurement of Weather Conditions via Radio Occultation

Homogeneously Spread Around the World, Scanning the Entire Planet 24/7

Observing the Weather from the Ground Up

42

spire

SPIRE ORBITAL SERVICES

Cloud based operations & data processing

Customer-specific APIs

Exponential Data Productivity

On-board AI & high power computing

Your footprint in Space



Space-as-a-Service
Build your application on top of our global space platform, using one of the world's largest networks of sensors, software-defined radios and high performance computers

Payload-as-a-Service
Custom designed payloads for your unique and global data sets and specific mission requirements

Hosted Payloads
1/3U to 4U space available for customer-provided payloads

Constellation at Your Service
- ~300 years of Spire space heritage
- 141 nanosatellites launched(1)
- Global network of ground stations

- Flexible Accommodation
- Fast Start
- Fast Turnaround
- Scalability
- Low Latency
- Optimal Control
- Data Encryption

(1) As of January 2021

43